Prospectus Supplement Supplement dated August 1, 2017
Global Real Estate Fund
(Prospectus dated April 10, 2017)

The following replaces the Annual Fund Operating Expenses table and footnote 3 to the table in the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	1.20%	1.00%	0.85%	1.20%	1.20%	1.20%	1.00%	0.85%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.01%	0.86%	1.46%	2.21%	1.71%	1.01%	0.86%
Fee Waiver[3]	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses After Waiver	1.12%	0.92%	0.77%	1.37%	2.12%	1.62%	0.92%	0.77%

[3]
The advisor has agreed to waive 0.09 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The following replaces the Example section in the prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$114	$376	$657	$1,458
I Class	$94	$313	$550	$1,228
Y Class	$79	$266	$469	$1,053
A Class	$707	$1,003	$1,319	$2,213
C Class	$216	$684	$1,177	$2,533
R Class	$165	$531	$921	$2,010
R5 Class	$94	$313	$550	$1,228
R6 Class	$79	$266	$469	$1,053

The following is added as the third bullet point under the subsection Waivers for Certain Investors under the Reductions and Waivers of Sales Charges for A Class section in the prospectus.

•
Purchases in accounts of financial intermediaries that have entered into a selling agreement with American Century Investments that allows for the waiver of the sales charge in brokerage accounts that may or may not charge a transaction fee

The following language is added as the last paragraph under Buying and Selling Shares Through a Financial Intermediary in the prospectus.
Investor, I and Y Class shares may also be available on brokerage platforms of financial intermediaries that have agreements with American Century Investments to offer such shares solely when acting as an agent for the shareholder.  A shareholder transacting in Investor, I or Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the fund are available in other share classes that have different fees and expenses.

The following sub-section is added in the Additional Policies Affecting Your Investment section after the sub-section Redemption of Shares in Accounts Below Minimum in the prospectus.
Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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